BUSINESS LOAN AND SECURITY/SUBORDINATION AGREEMENT


$500,000                                               February  4,  1997

1. PREAMBLE. Business Term Loan and Security/Subordination Agreement by and between Source Scientific, Inc., a California corporation with its principal place of business at 7390 Lincoln Way, Garden Grove, California 92641 ("Borrower"), Boston Biomedica, Inc., a Massachusetts corporation with its principal place of business at 375 West Street, West Bridgewater, Massachusetts, 02379 ("Lender"), Concord Growth Corporation, a California corporation with its principal place of business at 1170 East Meadow Drive, Palo Alto, California 94303 (the "Subordinated Creditor") with respect to (i) a loan in the original principal amount of Five Hundred Thousand Dollars ($500,000), as evidenced by a demand note (the "Note") in such amount from Borrower in favor of Lender of even date herewith, and (ii) the Subordinated Creditor's agreement to subordinate its security interest as provided in Section 3 hereof.

2.   SECURITY.

     a) As security for Borrower's indebtedness and other obligations now or at any time hereafter owing by Borrower to Lender, whether or not any of such are liquidated, unliquidated, secured, unsecured, direct, indirect, absolute, contingent or of any other type, nature or description, including without limitation those arising under the Note and this Agreement, Borrower hereby grants Lender a security interest in all of Borrower's present and future right, title and interest in and to any of the following property, wherever located and whether now owned or hereafter acquired: All of the Borrower's tangible and intangible personal property, including without limitation, all inventory, equipment and other goods, all accounts receivable, notes, drafts, acceptances, instruments and documents, contract rights, chattel paper, general intangibles, deposit accounts, books and records, and all cash and non-cash proceeds of the foregoing in whatever form received, including without limitation insurance proceeds (the "Collateral"). Any of the foregoing terms which are specifically defined in the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts (M.G.L. ch. 106) (the "Massachusetts UCC") shall have the meanings given therein.

     b) Borrower has marketable title to the Collateral, free of all liens and encumbrances, except those Borrower is granting to Lender herein and except those listed in Schedule 2(b) hereto, which are subordinate to the interest granted to the Buyer herein. The Collateral will be kept at all times at Borrower's principal place of business set forth above.

Borrower shall give Lender prior written notice of any change of any such address or location of Borrower's property.


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3.   SUBORDINATION.

     a) Notwithstanding the order or time of loans, advances or extensions of credit made by Lender and the Subordinated Creditor to Borrower, or the order or time of attachment, or the order, time or manner of perfection, or the order or time of notice of any purchase money security interest, or the order or time of the filing or recordation of any document or instrument, or the actual possession of the Collateral, or other method of perfecting a security interest in favor of Lender or the Subordinated Creditor in any of the Collateral, and notwithstanding any conflicting terms or conditions or errors or omissions which may be contained in any other agreement, instrument, or document, Lender's security interest in all of the Borrower's inventory, equipment and other goods, and all cash and non-cash proceeds thereof in whatever form received, including without limitation insurance proceeds (the "Subordinated Collateral"), has and shall have priority over the Subordinated Creditor's security interest in the Subordinated Collateral, and such Subordinated Creditor's security interest in the Subordinated Collateral is and shall be, in all respects, junior, subject and subordinate to Lender's security interest therein. The security interest priorities provided in this Section 3 shall not be altered or otherwise affected by any amendment, modification, supplement, extension, renewal, restatement or refinancing of this Agreement or any other agreement, instrument, or document, nor by any action or inaction which either Lender or the Subordinated Creditor may take or fail to take in respect of the Subordinated Collateral or any other collateral security at any time granted to Lender or the Subordinated Creditor.

     b) Lender shall have the exclusive right to manage, perform and enforce the terms of this Agreement with respect to the Subordinated Collateral, to exercise and enforce all privileges and rights thereunder according to its discretion and the exercise of its business judgment, including, without limitation, the exclusive right to take or retake control or possession of the Subordinated Collateral to hold, prepare for sale, process, sell, lease, dispose of, or liquidate such Subordinated Collateral. Without the prior written consent of Lender, the Subordinated Creditor shall not directly or indirectly take any action against the Subordinated Collateral, including exercising any right of the Subordinated Creditor may have to foreclose upon, sell, or take possession of, the Subordinated Collateral, or take any other action inconsistent with Lender's rights hereunder.

     c) Notwithstanding anything to the contrary contained in any other agreement, instrument, or document, only Lender shall have the right to restrict or permit, or approve or disapprove, the sale, transfer or other disposition of the Subordinated Collateral. The Subordinated Creditor will, immediately upon the request of Lender, release or otherwise terminate its security interest in the Subordinated Collateral, to the extent such Subordinated Collateral is sold or otherwise disposed of either by Lender, its representatives, or Borrower, with the consent of Lender, and the Subordinated Creditor will immediately deliver such release documents as Lender may require in connection therewith. The Subordinated Creditor hereby appoints Lender and each of its officers, its true and lawful attorney and grants to the Lender a power of attorney with full power of substitution, in the name of such Subordinated Creditor or Lender to deliver such release documents on such Subordinated Creditor's behalf. Such power of attorney is coupled with an interest and is irrevocable.

     d) Any UCC financing statements filed by the Subordinated Creditor shall be inscribed with a legend that the security interest of such Subordinated Creditor is subordinated to the Lender's security interest pursuant to this Agreement.

4. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to and covenants with Lender as follows:

     a) the execution and delivery of this agreement and the Note have been approved by all required corporate action and do not violate or contravene any provision of Borrower's corporate charter documents, by-laws or any other indenture or contract to which Borrower is a party. This Agreement and the Note are valid, binding and enforceable against Borrower in accordance with their terms, and no consent of any other party is required in connection with the execution, delivery, performance or enforceability of this Agreement or the Note;

     b) Borrower has filed all federal, state and other tax and similar returns required to be filed and has paid or provided for the payment of all taxes and assessments due thereunder, including all withholding, FICA and franchise taxes, except as disclosed on Schedule 4(b) hereto;

     c) Borrower is duly organized, validly existing and in good standing under the laws of Borrower's state of formation;

     d) any financial statements Borrower has delivered to Lender are true and correct in all material respects, and unless otherwise noted therein, have been prepared in accordance with generally accepted accounting principles consistently applied; and there has occurred no material adverse change in Borrower's business or financial condition since the date of the most recently delivered financial statements; and

     e) there is no litigation pending or threatened against Borrower, except as disclosed on Schedule 4(e) hereto.

5. AFFIRMATIVE COVENANTS. So long as any amount is unpaid hereunder, Borrower will:

     a) keep proper books of account in accordance with generally accepted accounting principles;

     b) permit, upon written notice and during normal business hours, inspections and audits by Lender or by Lender's agents of all books, records and papers in the custody or control of Borrower or of others relating to the Collateral or Borrower's financial or business condition, including the making of copies thereof and abstracts therefrom and inspection and appraisal of any of Borrower's assets;

     c) deliver to Lender financial information in such form and detail and at such times as are satisfactory to Lender;

     d) promptly pay all taxes, assessments and other governmental charges due from Borrower; provided however, that nothing herein contained shall be interpreted to require the payment of any such tax so long as its validity is being contested in good faith and Borrower maintains adequate reserves with respect to such tax;

     e) promptly inform Lender of the commencement of any action, suit, proceeding or investigation against Borrower, or the making of any counterclaim against Borrower in any action, suit or proceeding and of all liens and encumbrances against any of Borrower's property, and of the occurrence of any default hereunder;

     f) pay all indebtedness to Lender and to third parties when due;

     g) maintain Borrower's corporate existence, comply with all applicable laws and regulations and maintain all property useful and necessary in Borrower's business in good repair and operating condition, ordinary wear and tear excepted;

     h) maintain adequate insurance on the Collateral against fire, theft and other casualties and shall maintain public liability insurance and insurance against other risks, all as may be required by law or reasonably required by Lender, in such form, for such periods and written by such companies as may be satisfactory to Lender. Such policies shall name Lender as additional insured and mortgagee/loss payee and shall provide for at least 20 days' written notice to Lender prior to cancellation. Borrower shall furnish Lender with certificates of such insurance. If Borrower fails to maintain such insurance, Borrower shall pay to Lender on the date of each such failure the amount of any insurance premium costs incurred by Lender; and

     i) join with Lender in executing such UCC financing statements as Lender may request and will pay the cost of filing the same in all public offices where filing is deemed necessary or desirable by Lender. At Lender 's request from time to time, Borrower will execute and deliver any and all such further instruments and documents and take such further actions as Lender may deem desirable in obtaining the full benefits of this Agreement. Borrower also hereby authorizes Lender to execute on behalf of Borrower and file UCC financing or continuation statements with appropriate jurisdictions in order to perfect the security interests granted herein.

6. NEGATIVE COVENANTS. So long as any amount is unpaid hereunder, Borrower will not, without Lender's prior written consent:

     a) create, incur, assume or suffer to exist any security interest, mortgage, pledge, lien or other encumbrance upon any of the Collateral, except in Lender's favor and except liens for taxes not yet due;

     b) sell, convey, lease or transfer any of Borrower's assets other than in the ordinary course of business, or merge or consolidate with or into any other company or corporation, except with Lender's written consent;

     c) become a guarantor, surety or otherwise become liable for the debts or other obligations of any person, firm or corporation, except as an endorser of instruments for the payment of money deposited to Borrower's account for collection in the ordinary course of business;

     d) make any investments in or loans or advances to any other person, firm or corporation (including, without limitation, loans or advances to Borrower's officers or employees) except direct obligations of the United States of America;

     e) purchase or retire any of Borrower's capital stock, or pay or declare any dividends; or

     f) change the form in which Borrower conducts its business, the location of such business, or the nature of the business as conducted by Borrower on the date of this agreement or fail to maintain its business operation as a going concern.

7. DEFAULT. In addition to, and not by way of limitation of, any of Lender's other rights hereunder, the entire unpaid balance of all of Borrower's indeb-tedness to Lender, whether under this Agreement, the Note or under any other instrument, document or agreement with Lender, may be declared to be immediately due and payable at Lender's sole election upon the happening of any one of the following specified events of default (each an "Event of Default"):

     a) Borrower's failure to make any payment when due under the Note or to pay or perform any other obligation to Lender hereunder or under the Note now existing or hereafter arising;

     b) Borrower's  failure to pay any  indebtedness  to any others within sixty
(60) days of the date due, except where Borrower is reasonably and in good faith asserting a legal defense in respect of its failure to pay any such indebtedness when due;

     c) if any representation, warranty, statement or certificate made to Lender by Borrower proves to have been or becomes untrue;

     d) any change in the ownership of capital stock of the Borrower which results in a change of control of the Borrower;

     e) with respect to the Borrower, the commencement, whether voluntary or involuntary, of a case under the United States Bankruptcy Code or any other proceeding or action seeking reorganization, liquidation, dissolution or other relief under federal or state bankruptcy or insolvency statutes or similar laws, or seeking the appointment of a receiver, trustee or custodian for the Borrower or all or a part of Borrower's assets; or

     f) if Borrower makes an assignment for the benefit of creditors, or is unable to pay Borrower's debts as they mature.

8. ADDITIONAL REMEDIES. Upon demand of payment of all amounts due hereunder, or upon the occurrence of any Event of Default and at any time thereafter, Lender shall have all of the rights and remedies of a secured party upon default under the Massachusetts UCC, in addition to which Lender shall have all of the following rights and remedies:

     a) to sell, lease, or otherwise dispose of any and all of the Collateral in its then condition following such preparation or processing as Lender deems advisable. Any sale or other disposition of the collateral may be at public or private sale upon such terms and in such manner as Lender deems advisable having due regard to compliance with any statute or regulation which might affect, limit, or apply to Lender's disposition of the Collateral. It is agreed that ten
(10) days' notice before the time of any proposed sale shall be reasonable notice, but that no notice need be given if any or all of the Collateral is perishable or threatened with significant decline in value; and

     b) the proceeds of any collection or of any sale of the Collateral shall be applied toward any of Borrower's obligations to Lender in such order and manner as Lender determines in Lender's sole discretion. Borrower shall remain liable to Lender for any deficiency remaining following such applications.

     Borrower hereby irrevocably appoints Lender as its true and lawful attorney-in-fact with full power of substitution to take such actions in the name of the Borrower or Lender to carry out the terms of this Agreement and to protect, enforce, preserve or perfect Lender's rights hereunder. Such power of attorney is irrevocable and shall be deemed to be coupled with an interest.

9. EXPENSES. Borrower agrees that Lender may, at Lender's discretion and from time to time, discharge any tax, lien or encumbrance on any of the collateral or take any other action that Lender may deem appropriate to maintain or preserve any of the collateral. Borrower shall pay to Lender on demand all amounts paid or incurred by Lender pursuant to this agreement. Borrower will reimburse Lender promptly for any fees payable to the appropriate public officer to perfect any lien or other security interest taken to secure any indebtedness created pursuant hereto, or the premium, not in excess of such filing fee, payable for insurance in lieu of such filing. Borrower shall pay on demand all of Lender's expenses, including, without limitation, attorneys' fees and disbursements, and all expenses which Lender may hereafter incur in connection with the protection or enforcement of any of Lender's rights against Borrower, any collateral. Borrower further agrees to indemnify, defend, and hold Lender harmless from and against any claim brought or threatened against Lender by Borrower and any other guarantor, endorser of Borrower's obligations, or any other person (as well as attorneys' fees and expenses in connection therewith) on account of Lender's relationship with Borrower or any other guarantor or endorser of Borrower's obligations (each of which may be defended, compromised, settled, or pursued by Lender with counsel of Lender's selection, but at Borrower's expense. This indemnification shall survive payment of Borrower's obligations to Lender and/or any termination, release, or discharge executed by Lender in Borrower's favor.

10. WAIVER, CUMULATIVE REMEDIES. No delay or omission by Lender in exercising or enforcing any of Lender's rights or remedies shall operate as, or constitute a waiver thereof. No waiver by Lender of any Event of Default or of any default under any other agreement shall operate as a waiver of any other default hereunder or under any other agreement. No exercise of any of Lender's rights and remedies and no other agreement or transaction of whatever nature entered into between Borrower and Lender at any time, shall preclude any other exercise of Lender's rights and remedies. No waiver by Lender of any of Lender's rights and remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver. All of Lender's rights and remedies hereunder, and all of Lender's rights and remedies, power, privileges, and discretions under any other agreement or transaction are cumulative and not alternative or exclusive and may be exercised by Lender at such time or times and in such order of preference as Lender in Lender's sole discretion may determine.

11. OPINION OF COUNSEL. Simultaneously with the execution hereof, Lender shall receive an opinion of counsel to the Borrower in form and substance satisfactory to Lender.

12. MISCELLANEOUS INFORMATION. It is agreed that references to "Lender" shall mean Boston Biomedica, Inc., its successors and assigns, and references to "Borrower" or "the undersigned" shall mean Source Scientific, Inc., its successors and assigns. Borrower will, in manner satisfactory to Lender, furnish other documentation of a type and in such form as Lender may request from time to time to further evidence or perfect the agreements contemplated hereby.

13. APPLICABLE LAW/PERSONAL JURISDICTION. This agreement shall be construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts, except for the choice of law provisions thereof. Borrower hereby submits itself to the personal jurisdiction of the federal and state courts in the Commonwealth of Massachusetts.
                                            [Signature Page to Follow]

     IN WITNESS WHEREOF, the Borrower and the Lender have executed this Agree-ment as of the date first above written.

                                        SOURCE SCIENTIFIC, INC.



                                        By: /S/RICHARD A. SULLIVAN
                                            ----------------------
                                         Name:  Richard A. Sullivan
                                         Title     President



                                         BOSTON BIOMEDICA, INC.



                                         By:  /S/RICHARD T. SCHUMACHER
                                             --------------------------
                                         Name:  Richard T. Schumacher
                                         Title: President



                                         CONCORD GROWTH CORPORATION



                                         By:  /S/S.GOLDBERG
                                             --------------------------
                                         Name: S. Goldberg
                                         Title: Vice President




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                                LIST OF SCHEDULES



Schedule 2(b)     Existing Liens

Schedule 4(b) -   Unpaid Taxes

Schedule 4(e) -   Pending Litigation